LORD ABBETT SERIES FUND, INC.

Short Duration Income Portfolio

Supplement dated April 1, 2021 to the

Summary Prospectus and Statutory Prospectus dated May 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary and statutory prospectuses:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2014
Kewjin Yuoh, Partner and Portfolio Manager	2014
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Adam C. Castle, Managing Director and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

The following paragraph replaces the second paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 30 of the statutory prospectus:

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Managing Director and Portfolio Manager, and Harris A. Trifon, Managing Director and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. Lee, Yuoh, Rocco, Castle, and Trifon joined Lord Abbett in 1997, 2010, 2004, 2015, and 2021, respectively. Messrs. O’Brien, Lee, Yuoh, Rocco, Castle, and Trifon are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.